Alpha Natural Resources
RUNNING RIGHT



Deutsche Bank Global Industrials and Basic Materials Conference

June 15, 2011

Todd Allen, VP, Investor Relations

Legal Disclaimers

Forward-Looking Statements

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

Third Party Information

This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances.

Alpha Natural Resources
RUNNING RIGHT

Outline

Highlights

Transformational Transaction

Running Right

Market Overview

Leading Producer with Global Reach

Financial Strength

Alpha Natural Resources Highlights

Leading U.S. Producer with Global Reach



- Leading U.S. supplier and exporter of metallurgical coal with expertise in blending and optimization
  - Globally → # 3 in metallurgical coal, # 5 overall
- Low-cost, high-margin Pittsburgh #8 longwall mines can supply U.S. or international markets
- High-volume Powder River Basin mines provide relatively stable cash flow, low operating risk and strong leverage in a rising price environment
- Arguably the most regionally diversified producer in the US
- More export terminal capacity than any other US producer
- Focus on successful post-merger integration, consistent execution and positive free cash-flow generation
- Recently added to the S&P 500 index

Alpha Natural Resources
RUNNING RIGHT

Transformational Transaction



A Compelling Combination

Alpha Natural Resources RUNNING RIGHT

#2 in market cap, #2 in reserves and #3 in total shipments among US peers

Strategic Benefits

A global industry leader

- Leading U.S. producer—Approx. 5B ton reserve
- Leading met coal producer– Approx. 1.7B ton reserve
- Best-in-class operating management
- Industry-leading operating, safety and environmental performance

Unique, diversified platform for success

- One of the world's largest and highest quality met coal reserves
- Complementary Eastern U.S. asset base
- Significant export capacity of approximately 30mm tons per year

Better able to navigate changing regulatory environment

- Greater resources to ensure operational, safety and environmental excellence

A Compelling Combination

Financial Benefits

Significant value creation

- $150+ million annual income statement synergies & $50+ million capital synergies anticipated
- Opportunity for multiple expansion
- Cash flow accretive in first full year of operation

Global scale enhances opportunities

- A leader (top 3) in global met coal shipments
- Largest U.S. supplier and exporter of met coal by a wide margin
- Largest U.S. export capacity at ~ 30 million tons/yr.
- Presence in India and Australia should increase Alpha's opportunity set in Asia

Industry-leading financial profile

- Strong balance sheet
- Highest FCF of any U.S. pure-play coal company
- Approx. $13 billion enterprise value

Creating significant shareholder value

A Global Industry Leader

- *Combined company, a leading provider of total coal and met coal globally*
  - *#3 in global met shipment*
  - *#5 in total coal shipments*



2010 Total Coal Production
MM tons
500
400
300
200
100
0
479
246
225
161
124
123
97
95
85
64
39
14
Coal India
Peabody
Shenhua
Arch
PF Alpha+Massey
China Coal
Suek
Cloud Peak
Alpha
Consol
Massey 1
PF Walter+Western



2010 Global Met Sales
MM tons
45
40
35
30
25
20
15
10
5
0
41.3
25.7
19.8
16.6
15.9
15.4
11.9
11.2
9.8
7.9
BMA
Teck
PF Alpha+Massey
Anglo
Xstrata
Mechel
Alpha
PF Walter+Western
Peabody
Massey 1

Notes: (1) Massey Pro Forma for Cumberland; assumes 2MM tons of coal production in 2010 prior to MEE acquisition of Cumberland
*Estimate
Source: Company filings and Alpha management

Complementary Footprint in Central App


WEST VIRGINIA
KENTUCKY
VIRGINIA
OHIO RIVER
BIG SANDY RIVER
Brooks Run North
Charleston
Nicholas Energy
Mammoth
Green Valley
Rockspring
Black Castle
Independence
Elk Run
Endurance
Kingston
Republic Energy
Logan County
Progress
Marfork
Edwight
Pioneer
Martin County
Delbarton
Stirrat
Long Fork
Rawl
Callaway
Sidney
Cobra
Brooks Run South
Bear Ridge
Enterprise
Knox Coal
Paramont / DR
Cumberland
Abingdon
Alpha Natural Resources
General Location Comparison
Massey
Alpha

- Leading global met supplier - 24-26 mm tons of shipments in the first full year
- One of the world's largest and highest quality metallurgical reserve bases
- #2/#3 U.S. coal reserve base ~ 5 billion tons
- #3 US coal producer ~124 million tons shipped in 2010*

*On a pro forma basis, including Cumberland

Integration Competency

Alpha Natural Resources
RUNNING RIGHT

	PRE-ANNOUNCEMENT	Preparation (Pre-signing)	ANNOUNCEMENT	Day 1 Readiness (Signing to Closing)	CLOSE-DAY 1	Day 100 Integration	DAY 100	Achieving the End-State	END STATE
IMO		✓		✓		✓		✓	
Cross-Function Teams		✓		✓		✓		✓	
Functional Teams		N/A		✓		✓		✓	

Integration Process Overview



Announce 1/31/11
6 Wks
Joint Detail Planning Kickoff
16 weeks
Close 6/1/11
End State
Strategic
Tactical
Integration Set-up
Joint Detailed Planning and Pre-close Implementation
Implementation

Activity	Description
Integration Set-up	▪ Understand operations ▪ Define the high-level integration plan (e.g. key teams and projects) ▪ Define the go-forward operating model ▪ Define integration teams, goals, roles and guiding principles
Detailed Planning and Pre Close Execution	▪ Begin with joint detailed planning kickoff ▪ Develop joint detailed integration plans ▪ Prepare for closing ▪ Identify synergies ▪ Complete integration activities that are not dependent on close
Implementation	▪ Full implementation of all integration initiatives as soon as possible ▪ Begin Running Right involvement training for all management and mine workforce ▪ Ensure workforce is aware that employee involvement is key to our success ▪ Capture synergies

Alpha Natural Resources
RUNNING RIGHT

Significant Expected Synergies

- SG&A
- Product Optimization / Transportation
- Operating, Turnover and Productivity
- Purchasing Efficiency

> $150mm

- Capital Allocation Efficiency

$50mm

Synergy Discussion and Targets

Operations
- Plant efficiency, *Running Right*, Reduced Turnover, Reduced Regulatory Pressure

Marketing
- Coal Blending, Logistics Optimization

SG&A and Sourcing
- Consumables, Equipment Purchases, Parts Inventory, Public Company Costs, Insurance & Surety, Headcount

Reduction in Combined Capex
- Repair program, mine proximity, equipment overlap, etc.

Significant synergy realization expected to reach run-rate by mid-year 2012

Running Right



Alpha's Vision - Employee Safety & Health

Alpha will be an industry leader in protecting the safety and health of our employees – which is the core of our *Running Right* philosophy – by empowering **every employee** to personally champion the safety process with the underlying belief that all accidents are preventable.



Industry Leading Platform: Running Right

- Employee-driven process of continuous improvement in safety and environmental stewardship
- Underpins best-in-class safety program



Accountability
Empowerment
Continuous Improvement

Alpha TRIR vs. Coal Industry:



5.10
4.89
4.64
4.41
3.92
3.71
5.06
4.46
4.67
3.56
3.34
3.31
2005
2006
2007
2008
2009
2010
Alpha - TRIR
Coal Industry - TRIR

Observation Card Facilitates Involvement

Starts with one employee, one observation


Behavior Observed
Card Written and Placed in Box
Cards Reviewed Daily
Immediate Feedback
Employee Involvement Group Discusses Card
Cards Shared in Performance Group Meetings
Action Plans Implemented
Safety Improvements Realized
Positive Reinforcement
Encourages Future Engagement
Start
Positive Reinforcement

Employee Engagement Yields Benefits



Total Reportable Incident Rate
10
9
8
7
6
5
4
3
2
1
0
Trend Line
2004
2005
2006
2007
2008
2009
2010



Employee Safety Observations
25000
20000
15000
10000
5000
0
Trend
2004
2005
2006
2007
2008
2009
2010

This data is for the Brooks Run Division

Market Overview
Significant Global Growth Opportunities



Coal - World's Fastest Growing Fuel


Number of Years When Fuel Led Annual Growth
Coal
Gas
Liquids
Renewables
Nuclear
6
19
5
4
7
1
2
1
-
5
10
15
20
25
30
Years
Historical 1991-2009
Forecast 2010-2035

- World coal use grew more than gas, liquids, nuclear and renewables in 6 of the 19 years between 1991 and 2009
- Coal use is forecasted to grow more than competing fuels in 19 of the 26 years between 2010 and 2035

Source: EIA, July 2010

Alpha Natural Resources RUNNING RIGHT

India and China Driving Asian Met Imports



Asian Met Coal Imports (000's tons)
250,000
200,000
150,000
100,000
50,000
-
11% CAGR
2007
2008
2009
2010E
2011F
2012F
2013F
Asia Total
Mainland China
India
Japan
R. of Korea
Taiwan

- Asian met coal imports growing at a 11% CAGR
- Recent data suggests that the trend continues
  - April world steel production was 127mm tonnes, up 5.0% YOY
  - China and Korea's April production was up 7.1% and 15.9%, respectively, while Japanese production decreased by 6.3% compared to April 2010

Source: McCloskey

Robust Metallurgical Coal Market

- China is the largest steel producer in the world and one of the fastest growing
  - 2010 production up 9% to 627mm tonnes, ~44% of 2010 global steel production
  - Massive infrastructure projects underway
  - Japanese reconstruction is expected to further tighten seaborne met demand
- Recent activity suggests a robust market for global seaborne metallurgical coal
  - 2010 benchmark was $225/tonne
  - The Anglo American 3Q benchmark was reported to be $315/tonne
  - Analyst estimates place the 2011 HCC price between $250 and $297/tonne
  - The average forecasted benchmark prices for 2011 and 2012 are $278 and $249 per tonne, respectively

Note: benchmark prices are stated in metric tonnes on an FOBT basis


Global Steel Production
1,600
1,400
1,200
1,000
800
600
400
200
0
ROW CAGR = 0.8%
China CAGR = 13.9%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
China
ROW


Australian HCC Benchmarks
350
300
250
200
150
100
50
2007
2008
2009
2010
2011
2012
2013
2014
2015
Average
High
Low
Historical

Domestic Coal Markets Healthy

Alpha Natural Resources
RUNNING RIGHT

U.S. monthly coal stock and days of burn


Coal Stocks
Days of Burn
3-Month Burn
Days of Burn
Coal Stocks and 3-Month Burn (mmt)
90
80
70
60
50
40
30
20
10
0
360
320
280
240
200
160
120
80
40
0
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11

- U.S. stockpiles stood at 172mm tons at the end of April, ~14 mm tons above normal but below the 178mm ton level a year ago

Weekly domestic raw steel production and plant utilization


Net Tons
% Utilization
2,300
2,100
1,900
1,700
1,500
1,300
1,100
900
700
500
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Net Tons
Utilization

- Current U.S. utilization is 74.5%, up from 69.6% at the beginning of the year
- US April production was up 2.1% compared to April 2010

Sources: EVA Stockpile, NMA and WorldSteel Association

US Terminals Can Support Increased Exports

Based on 2010 estimated US exports of 82mm tons, there is nearly 30mm tons of additional export capacity

Terminal	Storage	Rated Capacity	Actual Capacity	% of Rated Capacity
Lamberts Point	0.5	40.0	38.0	95%
DTA	1.1	22.0	19.0	86%
KM Pier IX	0.8	14.0	12.0	86%
Chesapeake Bay	0.4	6.0	4.5	75%
CNX Marine (Consol)	1.2	18.0	13.0	72%
Mobile*	1.5	20.0	10.0	50%
IMT	1.3	8.0	6.0	75%
United	4.0	20.0	17.0	85%
IC Rail Marine	1.0	4.0	3.5	88%
Total	**11.8**	**152.0**	**123.0**	**81%**
Less: Coastwise			(13.0)	
Total Export Capacity (MM short Tons)		**152.0**	**110.0**	**72%**

* Rated capacity is for 10mm tons of export & 10mm tons of import

Source: T. Parker Host

Alpha Natural Resources Overview
Leading U.S. Producer With Global Reach



Port Capacity Drives Export Capabilities

Pro Forma Alpha 2010 Export Profile


Canada/Mexico: 1.9mm tons
Europe: 7.5mm tons
Asia: 2.7mm tons
South America: 1.8mm tons
Africa: 1.3mm tons
Canada
United States
Mexico
Brazil
Finland
Sweden
UK
Belgium
Spain
Italy
Ukraine
Turkey
Egypt
Russia
China
Japan
India

13.9mm tons Met Exports
1.3mm tons Steam Exports
15.2mm tons Total Exports

Pro Forma Port Capacity
Alpha Natural Resources
Dominion Terminal Associates
Lamberts Point
Chesapeake Bay Piers
Gulf of Mexico - New Orleans
Great Lakes Ports
Massey Energy
Pier IX
International Marine Terminal
United Bulk Terminal
Associated Terminals
Lamberts Point

Total Pro Forma Port Capacity	25-30mt

Alpha's Operating Business Units

Western Coal Operations	
Production Capacity	50.0-55.0 M Tons
2010 Shipments	49.0 M Tons
Reserves	~0.7 B Tons

Eastern Coal Operations	
Production Capacity	79.0-89.0 M Tons
2010 Shipments	73.0 M Tons
Reserves	~4.3* B Tons



Alpha Coal West
2 Surface Mines
2 Plants & LO's
Amfire
5 Deep Mines
11 Surface Mines
2 Plants & LO's
Pennsylvania Services
2 Deep Mines
2 Plants & LO's
Coal River East
13 Deep Mines
2 Surface Mines
4 Plants & LO's
Coal River West
4 Deep Mines
1 Surface Mine
3 Plants & LO's
Brooks Run West
6 Deep Mines
4 Surface Mines
4 Plants & LO's
Northern Kentucky
11 Deep Mines
3 Surface Mines
5 Plants & LO's
Brooks Run North
11 Deep Mines
2 Surface Mines
4 Plants & LO's
Coal River Surface
5 Surface Mines
2 Plants & LO's
Southern Kentucky
15 Deep Mines
4 Surface Mines
4 Plants & LO's
Virginia
23 Deep Mines
9 Surface Mines
4 Plants & LO's
Brooks Run South
14 Deep Mines
3 Surface Mines
5 Plants & LO's

Note: Operational data and reserves as of 12/31/10, pro forma
*Includes Wabash

Financial Strength


1.7810
1.7765
1.7900
1.7855
1.7810
1.7765
11.12
14.56

ANR: Financial Highlights


Revenue
Millions
$4,500
$3,500
$2,500
$1,500
$500
$1,878
$2,469
$2,496
$3,917
2007
2008
2009
2010


Adjusted EBITDA
Millions
$1,000
$800
$600
$400
$200
$-
$234
$394
$541
$796
2007
2008
2009
2010


Adjusted EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.43
$2.03
$1.98
$2.17
2007
2008
2009
2010


Free Cash Flow
Millions
$800
$600
$400
$200
$0
$71
$263
$117
$319
$166
$301
$361
$331
$156
$339
$349
$345
2005
2006
2007
2008
2009
2010
Alpha Pro Forma Capex
Alpha Pro Forma FCF

Note: Adjusted EBITDA and EPS are from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31 forward. Pro forma capex for 2008, 2009 and 2010 includes Lease-By-Application (LBA) bonus bid payments of $36.1 million each year. Alpha & Foundation Pro forma only.
FCF = Operating cash flow, less capex

Balance Sheet Remains Strong Post-Merger

Leverage of approximately 2.7x Debt/LTM Adjusted EBITDA and liquidity of approximately $2.2B

($ millions)	Maturity	As of 6/1/11
$1,000mm Revolving Credit Facility	June, 2016	$0
Term Loan A	June, 2016	600
2.375% Convertible Notes	April, 2015	288
3.25% Convertible Notes	August, 2015	659
7.25% Senior Unsecured Bonds	August, 2014	298
6.0% Senior Notes	June, 2019	800
6.25% Senior Notes	June, 2021	700
Capital Lease*	2035	16
Total Long-term Debt		**$3,361**
Liquidity and Credit Statistics		
Cash & Equivalents and marketable securities		$1,147
Revolver		1,000
Accounts Receivable Securitization Facility		190
Less: Letters of Credit Outstanding		(174)
Total Potential Liquidity		**$2,163**
Total Debt / LTM Adjusted EBITDA		2.8x
LTM Adjusted pro forma EBITDA		$1,214

Note: LTM Adjusted EBITDA from continuing operations for the twelve months ended March 31, 2011
* Capital lease as of April 30, 2011

Summary Highlights

- Leading global met producer with consistent performance enhanced by product and regional diversification
  - Solid adjusted pro forma EBITDA from continuing operations of more than $365 million in 1Q11
  - Strong balance sheet with liquidity of approximately $2.2 billion
- Attractive relative valuation
- Post-merger Alpha offers compelling strategic and financial benefits, significant free cash flow generation potential, and future growth opportunities



Historical EBITDA Reconciliation

Alpha					
($000's)	**2008**	**2009**	**2010**	**1Q 2010**	**1Q 2011**
Income from continuing operations	198,599	66,807	97,218	14,670	49,848
Interest expense	39,812	82,825	73,463	22,120	15,610
Interest income	-7,351	-1,769	-3,458	-680	-1,045
Income tax expense (benefit)	52,242	-33,023	4,218	21,278	13,967
Depreciation, depletion, and amortization	164,969	252,395	370,895	95,127	88,638
Amortization of acquired coal supply agreements, net	-	127,608	226,793	65,957	25,983
EBITDA from continuing operations	**448,271**	**494,843**	**769,129**	**218,472**	**193,001**
Merger related expenses	-	59,034	25,708	4,228	23,328
Gain on sale of coal reserves	-12,936	-	-	-	-
Gain on termination of Cliff's merger	-56,315	-	-	-	-
Other revenue from coal supply agreement modification	-	-18,100	-	-	-
Loss on early extinguishment of debt	14,702	5,641	1,349	-	-
Adjusted EBITDA from continuing operations	**393,722**	**541,418**	**796,186**	**222,700**	**216,329**
Massey					
($000's)	**2008**	**2009**	**2010**	**1Q 2010**	**1Q 2011**
Net (loss) income	47,829	104,433	-166,587	33,626	-7,674
Income tax expense (benefit)	1,098	32,832	-67,010	13,196	-2,341
Net interest expense and gain (loss) on short-term investment	79,827	89,711	95,288	19,973	25,445
Depreciation, Depletion and Amortization	257,327	270,177	405,562	64,469	97,272
EBITDA	**386,081**	**497,153**	**267,253**	**131,264**	**112,712**
UBB charges and Other Adjustments	-	-	102,900	-36,500	36,200
Adjusted EBITDA	**386,081**	**497,153**	**370,153**	**94,764**	**148,912**

Historical EPS Reconciliation

Alpha (\$000's)	2008	2009	2010	1Q 2011
Income from continuing operations	198,599	66,807	97,218	49,848
Gain on sale of coal reserves	-12,936	-	-	-
Gain on termination of Cliffs merger	-56,315	-	-	-
Merger related expenses	-	59,034	25,708	23,328
Loss on early extinguishment of debt	14,702	5,641	1,349	-
Charge arising from termination of hedge accounting for interest rate swaps	-	23,549	-	-
Other revenue from coal supply agreement modification	-	-18,100	-	-
Amortization of acquired coal supply agreements, net	-	127,608	226,793	25,983
Income tax expense (benefit)	13,545	-61,162	-99,041	-19,419
Reversal of deferred income tax asset valuation allowance	-14,819	-22,185	-	-
Reversal of certain income tax reserves	-	-	-14,018	-
Deferred tax charge from from change in tax treatment of Medicare Part D deductions	-	-	25,566	-
Adjusted income from continuing operations	**142,776**	**181,192**	**263,575**	**79,740**
Weighted average shares-diluted	70,259,735	91,702,628	121,757,949	122,035,780
Adjusted diluted earnings (loss) per common share from continuing operations	**\$ 2.03**	**\$ 1.98**	**\$ 2.17**	**\$ 0.65**


CHRISSY KAPLAN

Alpha Natural Resources

www.alphanr.com